UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2020

THEMAVEN, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-12471	68-0232575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Liberty Street, 27th Floor, New York, NY	10281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 775-600-2765

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
None	-	-

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction .2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 12, 2020, the Board of Directors (the “Board”) of theMaven, Inc. (the “Company”) unanimously approved and recommended, and on November 12, 2020 (the “Record Date”), certain stockholders of the Company, including those individuals entitled to the voting power associated with shares beneficially owned by certain other individuals pursuant to voting agreements delivered to the Company by individual stockholders (the “Consenting Stockholders”), holding in aggregate approximately 75.13% of the voting power of the Company consisting of the Company’s issued and outstanding shares of (i) common stock, par value $0.01 per share (the “Common Stock”); (ii) Series H Convertible Preferred Stock, par value $0.01 per share (the “Series H Preferred Stock”); (iii) Series I Convertible Preferred Stock, par value $0.01 per share (the “Series I Preferred Stock”); (iv) Series J Convertible Preferred Stock, par value $0.01 per share (the “Series J Preferred Stock”); and (iv) Series K Convertible Preferred Stock, par value $0.01 per share (the “Series K Preferred Stock”), voting together as a single class (the Common Stock, Series H Preferred Stock, the Series I Preferred Stock, the Series J Preferred Stock, and the Series K Preferred Stock are collectively referred to herein as the “Voting Securities”), approved by written consent in lieu of a special meeting of stockholders, in accordance with the applicable provisions of the Delaware General Corporation Law, the Company’s Restated Certificate of Incorporation, and the Amended and Restated Bylaws, the following proposed corporate actions (the “Corporate Actions”):

Corporate Action 1: To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Common Stock from 100,000,000 shares to 1,000,000,000 shares.

Corporate Action 2: To authorize the Board to effect, at a later date to be determined by the Board in its sole discretion, a reverse stock split with respect to the Common Stock, with a ratio of no less than two-for-one, but no greater than one hundred-for-one, in the Board’s sole discretion (the “Reverse Stock Split”), and to file an amendment to the Company’s Restated Certificate of Incorporation to effect the Reverse Stock Split.

The stockholder approval of the Corporate Actions will not be effective until 20 days after an information statement that has been filed with the Securities and Exchange Commission is mailed to the holders of our Voting Securities pursuant to Regulation 14C under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THEMAVEN, INC.

Dated: November 18, 2020	By:	/s/ Doug Smith
	Name:	Doug Smith
	Title:	Chief Financial Officer